UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated October 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-D)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-125022-01                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-D pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2005 as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              Centex Home Equity Loan Trust 2005-D
              Centex Home Equity Loan Asset-Backed Certificates, Series 2005-D

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity, but solely as Trustee under the Agreement referred to herein


                   By:  /s/ Mark W. McDermott
                   --------------------------------------------
                 Name:  Mark W. McDermott
                Title:  Vice President

                 Date:  November 29, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders November 25, 2005



Exhibit 99.1
Statement to Certificateholders November 25, 2005



                      Centex Home Equity Loan Trust 2005-D
                         STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1      101,700,000.00    101,700,000.00     5,815,584.13     427,140.00        6,242,724.13       0.00     0.00      95,884,415.87
AF2       19,290,000.00     19,290,000.00             0.00      79,410.50           79,410.50       0.00     0.00      19,290,000.00
AF3       26,430,000.00     26,430,000.00             0.00     111,116.13          111,116.13       0.00     0.00      26,430,000.00
AF4       24,310,000.00     24,310,000.00             0.00     106,761.42          106,761.42       0.00     0.00      24,310,000.00
AF5       54,020,000.00     54,020,000.00             0.00     251,643.17          251,643.17       0.00     0.00      54,020,000.00
AF6       28,000,000.00     28,000,000.00             0.00     122,150.00          122,150.00       0.00     0.00      28,000,000.00
AV1      342,200,000.00    342,200,000.00    10,840,079.32   1,693,890.00       12,533,969.32       0.00     0.00     331,359,920.68
AV2      195,050,000.00    195,050,000.00             0.00   1,003,640.61        1,003,640.61       0.00     0.00     195,050,000.00
M1        47,000,000.00     47,000,000.00             0.00     251,032.22          251,032.22       0.00     0.00      47,000,000.00
M2        32,500,000.00     32,500,000.00             0.00     174,777.78          174,777.78       0.00     0.00      32,500,000.00
M3        22,500,000.00     22,500,000.00             0.00     121,550.00          121,550.00       0.00     0.00      22,500,000.00
M4        17,000,000.00     17,000,000.00             0.00      94,538.89           94,538.89       0.00     0.00      17,000,000.00
M5        17,000,000.00     17,000,000.00             0.00      95,162.22           95,162.22       0.00     0.00      17,000,000.00
M6        15,500,000.00     15,500,000.00             0.00      87,902.22           87,902.22       0.00     0.00      15,500,000.00
M7        16,000,000.00     16,000,000.00             0.00      93,498.02           93,498.02       0.00     0.00      16,000,000.00
B1        14,500,000.00     14,500,000.00             0.00      84,732.59           84,732.59       0.00     0.00      14,500,000.00
B2        11,000,000.00     11,000,000.00             0.00      64,279.89           64,279.89       0.00     0.00      11,000,000.00
B3        12,000,000.00     12,000,000.00             0.00      70,123.52           70,123.52       0.00     0.00      12,000,000.00
R                  0.00              0.00             0.00           0.00                0.00       0.00     0.00               0.00
TOTALS   996,000,000.00    996,000,000.00    16,655,663.45   4,933,349.18       21,589,012.63       0.00     0.00     979,344,336.55
XIO    1,000,297,521.14  1,000,297,521.14             0.00          20.15               20.15       0.00     0.00     984,953,772.14
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                        ENDING                      PASS-THRU
CLASS     CUSIP        PRINCIPAL        PRINCIPAL       INTEREST        TOTAL          PRINCIPAL          CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1      152314PD6    1,000.00000000     57.18371809      4.20000000   61.38371809     942.81628191      AF1      5.040000 %
AF2      152314PE4    1,000.00000000      0.00000000      4.11666667    4.11666667   1,000.00000000      AF2      4.940000 %
AF3      152314PF1    1,000.00000000      0.00000000      4.20416686    4.20416686   1,000.00000000      AF3      5.045000 %
AF4      152314PG9    1,000.00000000      0.00000000      4.39166680    4.39166680   1,000.00000000      AF4      5.270000 %
AF5      152314PH7    1,000.00000000      0.00000000      4.65833340    4.65833340   1,000.00000000      AF5      5.590000 %
AF6      152314PJ3    1,000.00000000      0.00000000      4.36250000    4.36250000   1,000.00000000      AF6      5.235000 %
AV1      152314PK0    1,000.00000000     31.67761344      4.95000000   36.62761344     968.32238656      AV1      4.050000 %
AV2      152314PL8    1,000.00000000      0.00000000      5.14555555    5.14555555   1,000.00000000      AV2      4.210000 %
M1       152314PM6    1,000.00000000      0.00000000      5.34111106    5.34111106   1,000.00000000      M1       4.370000 %
M2       152314PN4    1,000.00000000      0.00000000      5.37777785    5.37777785   1,000.00000000      M2       4.400000 %
M3       152314PP9    1,000.00000000      0.00000000      5.40222222    5.40222222   1,000.00000000      M3       4.420000 %
M4       152314PQ7    1,000.00000000      0.00000000      5.56111118    5.56111118   1,000.00000000      M4       4.550000 %
M5       152314PR5    1,000.00000000      0.00000000      5.59777765    5.59777765   1,000.00000000      M5       4.580000 %
M6       152314PS3    1,000.00000000      0.00000000      5.67111097    5.67111097   1,000.00000000      M6       4.640000 %
M7       152314PT1    1,000.00000000      0.00000000      5.84362625    5.84362625   1,000.00000000      M7       4.781149 %
B1       152314PU8    1,000.00000000      0.00000000      5.84362690    5.84362690   1,000.00000000      B1       4.781149 %
B2       152314PV6    1,000.00000000      0.00000000      5.84362636    5.84362636   1,000.00000000      B2       4.781149 %
B3       152314PW4    1,000.00000000      0.00000000      5.84362667    5.84362667   1,000.00000000      B3       4.781149 %
TOTALS                1,000.00000000     16.72255366      4.95316183   21.67571549     983.27744634
XIO      N/A          1,000.00000000      0.00000000      0.00002014    0.00002014     984.66081473      XIO      0.000000 %
---------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931

               --------------------------------------------------


Sec. 7.09(ii)         Distributions Allocable to Principal

                      Group I
                      Scheduled Monthly Payments                                                                     292,148.60
                      Curtailments                                                                                   259,037.11
                      Prepayments in Full                                                                            4,806,323.07
                      Loans Repurchased by Seller                                                                    0.00
                      Substitution Amounts                                                                           0.00
                      Net Liquidation Proceeds                                                                       0.00

                      Group II
                      Scheduled Monthly Payments                                                                     422,587.27
                      Curtailments                                                                                   399,926.10
                      Prepayments in Full                                                                            9,163,726.85
                      Loans Repurchased by Seller                                                                    0.00
                      Substitution Amounts                                                                           0.00
                      Net Liquidation Proceeds                                                                       0.00

                      Group I Subordination Increase Amount                                                          1,311,914.45
                      Group I Excess Overcollateralization Amount                                                    0.00

Sec. 7.09(iv)         Class Interest Carryover Shortfall
                      Class AF1                                                                                      0.00
                      Class AF2                                                                                      0.00
                      Class AF3                                                                                      0.00
                      Class AF4                                                                                      0.00
                      Class AF5                                                                                      0.00
                      Class AF6                                                                                      0.00
                      Class AV1                                                                                      0.00
                      Class AV2                                                                                      0.00
                      Class M1                                                                                       0.00
                      Class M2                                                                                       0.00
                      Class M3                                                                                       0.00
                      Class M4                                                                                       0.00
                      Class M5                                                                                       0.00
                      Class M6                                                                                       0.00
                      Class M7                                                                                       7,017.54
                      Class B                                                                                        9,017.97
                      Class B                                                                                        13,563.44
                      Class B                                                                                        16,996.48

Sec. 7.09(v)          Class Principal Carryover Shortfall
                      Group I Subordinate Certificates
                      Class M1                                                                                       0.00
                      Class M2                                                                                       0.00
                      Class M3                                                                                       0.00
                      Class M4                                                                                       0.00

                      Class M5                                                                                       0.00
                      Class M6                                                                                       0.00
                      Class M7                                                                                       0.00
                      Class B1                                                                                       0.00
                      Class B3                                                                                       0.00
                      Class B2                                                                                       0.00

Sec. 7.09(vi)         Aggregate Loan Balance of Each Group
                      Group I Beginning Aggregate Loan Balance                                                       253,777,765.86
                      Group I Ending Aggregate Loan Balance                                                          248,420,257.08

                      Group II Beginning Aggregate Loan Balance                                                      746,519,755.28
                      Group II Ending Aggregate Loan Balance                                                         736,533,515.06

Sec. 7.09(vii)        Overcollateralization
                      Total Overcollateralization Amount                                                             5,609,435.59
                      Total Required Overcollateralization Amount                                                    29,008,628.11

Sec. 7.09(viii)       Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)         Substitution Amounts
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00

Sec. 7.09(ix)         Loan Purchase Price Amounts
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00

Sec. 7.09(x)          Weighted Average Net Coupon Rate
                      Group I                                                                                        8.9052%
                      Group II                                                                                       7.0117%

Sec. 7.09(xii)        Monthly Remittance Amount
                      Group I                                                                                        7,241,287.85
                      Group II                                                                                       14,348,724.78

Sec. 7.09(xiii)       Weighted Average Gross Margin
                      Group II Loans                                                                                 5.5348%

Sec. 7.09(xiv)        Largest Loan Balance
                      Group I                                                                                        554,945.23
                      Group II                                                                                       973,280.78

Sec. 7.09(xv)         Basic Principal Amount
                      Group I                                                                                        5,357,508.78
                      Group II                                                                                       9,986,240.22

Sec. 7.09(xvi)        Net Wac Cap Carryover Paid
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00
                      Subordinate                                                                                    0.00

Sec. 7.09(xvi)        Remaining Net Wac Cap Carryover
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00
                      Group Subordinate                                                                              46,595.43

Sec. 7.09(xviii)      Net Wac Cap
                      Group I Net WAC Cap                                                                            8.91%
                      Group II Net WAC Cap                                                                           4.78%
                      Subordinate Net WAC Cap                                                                        4.78%

Sec. 7.09(xix)        Applied Realized Loss Amounts
                      Subordinate Certificates
                      Class M1                                                                                       0.00
                      Class M2                                                                                       0.00
                      Class M3                                                                                       0.00
                      Class M4                                                                                       0.00
                      Class M5                                                                                       0.00
                      Class M6                                                                                       0.00
                      Class M7                                                                                       0.00
                      Class B1                                                                                       0.00
                      Class B2                                                                                       0.00
                      Class B3                                                                                       0.00

Sec. 7.09(xx)         Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes  Delinquency by Group

                     Group  1
                     Category                      Number        Principal Balance        Percentage
                     1 Month                          133              7,461,872.67        3.00 %
                     2 Month                           25              1,247,256.16        0.50 %
                     3 Month                            1                 32,718.84        0.01 %
                     Total                            159              8,741,847.67        3.52 %

                     Delinquency by Group
                     Group  2
                     Category                      Number         Principal Balance        Percentage
                     1 Month                          148             19,887,183.73        2.70 %
                     2 Month                           24              2,835,280.12        0.38 %
                     3 Month                            1                 83,700.00        0.01 %
                     Total                            173             22,806,163.85        3.10 %

                     Delinquency Totals
                     Group Totals
                     Category                      Number        Principal Balance        Percentage
                     1 Month                          281             27,349,056.40        2.78 %
                     2 Month                           49              4,082,536.28        0.41 %
                     3 Month                            2                116,418.84        0.01 %
                     Total                            332             31,548,011.52        3.20 %

Sec. 7.09(b)(ii)      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                        Foreclosure by Group
                        Group                Number of            Principal Balance       Percentage
                        Number               Loans

                          1                   0                         0.00                 0.00%
                          2                   0                         0.00                 0.00%

                       Foreclosure Totals
                        Number of          Principal        Percentage
                        Loans              Balance
                           0               0.00              0.00%


Sec. 7.09(b)(iii)     Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                        Bankruptcy by Group
                        Group                 Number of    Principal Balance     Percentage
                        Number                Loans
                         1                       117          6,673,842.62     2.69%
                         2                        61          6,249,343.26     0.85%

                        Bankruptcy Totals
                        Number of         Principal          Percentage
                        Loans             Balance
                         178            12,923,185.88          1.31%

Sec. 7.09(b)(iii)     Balloon Loans
                      Number of Balloon Loans                                                        316.00
                      Balance of Balloon Loans                                                       15,749,716.18

Sec. 7.09(b)(iv)      Number and Aggregate Principal Amounts of REO Loans

                      REO by Group
                      Group          Number of             Principal Balance          Percentage
                      Number         Loans
                        1                   0                    0.00                    0.00%
                        2                   0                    0.00                    0.00%

                                  REO Totals
                                  Number of               Principal                 Percentage
                                  Loans                   Balance

                                             0                    0.00                    0.00%

Sec. 7.09(b)(v)       Book Value of REO Loans
                      Group I                                                              0.00
                      Group II                                                             0.00

Sec. 7.09(b)(vi)      Realized Losses
                      Group I:
                      Monthly Realized Losses                                              0.00
                      Cumulative Realized Losses                                           0.00
                      Group II:
                      Monthly Realized Losses                                              0.00
                      Cumulative Realized Losses                                           0.00

Sec. 7.09(b)(vii)     Net Liquidation Proceeds
                      Group I                                                              0.00
                      Group II                                                             0.00

Sec. 7.09(b)(ix)      Cumulative Loss Percentage                                           0.00%
                      Cumulative Realized Losses Since Cut-Off Date                        0.00
                      Aggregate Loan Balance as of the Cut-Off Date                        1,000,297,521.14

Sec. 7.09(b)(x)       Has a Trigger Event Occurred?                                        NO

                      1-Month LIBOR for Current Distribution Date                          3.94000%


Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.